SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

QUESTCOR PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 10, 2012

To the Shareholders of Questcor Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders of Questcor Pharmaceuticals, Inc., a California corporation, will be held on May 10, 2012 at 8:00 a.m. Pacific Time at our corporate offices at 26118 Research Place, Hayward, California 94545, to consider and vote upon the following proposals:

1. To elect seven directors to serve for the ensuing year and until their successors are duly elected and qualified.

2. To vote upon a proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

3. To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2012.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends a vote “FOR” proposals 1-3 outlined above.

THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may vote:

•	In Person: You may vote in person at the Annual Meeting; please check the meeting materials for the requirements to attend the meeting.

•

By Internet. You may vote via the Internet 24 hours a day until 1:00 a.m. Central Time on May 10, 2012 by visiting www.envisionreports.com/QCOR and following the instructions. You will need your “Shareholder Control Number,” which is located on the lower right hand corner of this Notice.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

Complete proxy materials, including our Proxy Statement, proxy card, and 2011 Form 10-K, are available to you on-line at http://www.edocumentview.com/QCOR. We encourage you to access and review all of the important information contained in those proxy materials before voting. To do so, you will need to enter your “Shareholder Control Number,” which is located at the bottom right hand corner of this Notice.

If you want to receive a paper copy of these materials at no charge to you, you must request one. Please make your request for a paper copy of these materials, or to request directions to our Annual Meeting, as instructed below on or before April 30, 2012 to facilitate timely delivery of the proxy materials to you.

•	Call our toll-free number at (866) 641-4276; or

•	Make your request on our website at www.envisionreports.com/QCOR; or

•	Send us your request by e-mail to: investorvote@computershare.com with “Proxy Materials Questcor Pharmaceuticals, Inc.” in the subject line.

SHAREHOLDER CONTROL NUMBER:

Please be prepared to clearly identify our company name, your name, your “Shareholder Control Number” (located in the lower right hand corner of this Notice), the name and address or e-mail address to which the proxy materials should be sent, as well as the specific documents you are requesting.

By Order of the Board of Directors

March 30, 2012	Don M. Bailey
President and Chief Executive Officer

SHAREHOLDER CONTROL NUMBER: